UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 18, 2005






                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)






             DELAWARE                  0-4339                63-0250005
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 (State or other jurisdiction of    (Commission          (IRS Employer ID No.)
          incorporation)             File Number)



                One Golden Flake Drive, Birmingham, Alabama       35205
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               (Address of principal executive offices)         (Zip Code)





       Registrant's telephone number, including area code: (205) 458-7316



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.01


     Change in Control of Registrant

     Sloan Y. Bashinsky, Sr. died on August 2, 2005. At the time of Mr. Bashinsky's death, he beneficially owned 6,698,172 shares of common stock of the Company which constitutes voting control of the Company. The stock beneficially owned by Mr. Bashinsky was registered in and held by the following entities:

SYB, Inc.                                 5,283,128 shares

SYB, Inc. as Trustee                      1,000,000 shares
of the Sloan Y. Bashinsky,
Sr. Trust dated February 16, 1982

Bashinsky Foundation, Inc.                  400,544 shares

Sloan Y. Bashinsky, Sr.                      14,500 shares

     As a result of Mr. Bashinsky's death, and the probate of his will on August 12, 2005, the 1,000,000 shares held in the SYB, Inc. Trust and the 14,500 shares held in his name will pass to his Estate/Testamentary Trust created under his Will. SYB, Inc. will continue to own the 5,283,128 shares and the Bashinsky Foundation, Inc. will continue to own the 400,544 shares.

     John S. Stein, Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serves as a Director and officer of Bashinsky Foundation, Inc. The stock of the Company owned by Bashinsky Foundation, Inc. will be voted by its board of directors and is not subject to the Voting Committee, as described below.

     John S. Stein, Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serves as a director and officer of SYB, Inc. The voting stock of SYB, Inc. is vested in the SYB, Inc. Common Stock Trust and John P. McKleroy, Jr. serves as a Co-Trustee of this Trust.

     John S. Stein and John P. McKleroy, Jr. are designated under Mr. Bashinsky's Will as Co-Personal Representatives of his Estate and as Co-Trustees of his Testamentary Trust.

     Mr. Bashinsky's Will and the SYB, Inc. Common Stock Trust provide that shares of the Company held by SYB, Inc. and his Estate/Testamentary Trust, along with the voting shares of SYB, Inc. shall be voted by a committee made up of each member of the Board of Directors of Golden Enterprises, Inc. and one member designated by his Estate Personal Representatives/Trustees ("Voting Committee"). Consequently, the 5,283,128 shares of the Company stock held by SYB, Inc. and the 1,014,500 shares of the Company stock held by Mr. Bashinsky's Estate/Testamentary Trust, all of which constitute a majority of the stock of the Company, will be voted by the Voting Committee. The decision of a majority of the members of the Voting Committee shall govern how the stock is voted.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized. Dated August 18, 2005




                                              GOLDEN ENTERPRISES, INC.


                                              By /s/ Patty Townsend
                                              -----------------------------
                                              Patty Townsend
                                              Vice President, CFO & Secretary